UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 30, 2005
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Washington                    000-22418                 91-1011792
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)               File No.)              Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 30, 2005, Itron, Inc. completed the purchase of a building in Liberty Lake, Washington for $19.8 million and signed a Term Note for $14.8 million with Wells Fargo Bank, National Association, secured by the Liberty Lake property. The term note bears interest at LIBOR plus 1.3% for a fixed term of one, two or three months, as designated by Itron, or the Wells Fargo prime rate. Principal payments of $740,000 plus interest are payable quarterly, commencing April 1, 2006 and continuing through January 1, 2011.

The Term Note and Credit Agreement are attached hereto as Exhibits 4.12 and 4.13 and are incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits.

     (c)   Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number          Description
---------    -------------------------------------------------------------------

4.12 Term Note dated December 30, 2005, and entered into by and among Itron, Inc. and Wells Fargo Bank, National Association.

4.13 Credit Agreement dated December 30, 2005, and entered into by and among Itron, Inc. and Wells Fargo Bank, National Association.

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The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          ITRON, INC.

Dated: December 30, 2005                  By: /s/ Steven M. Helmbrecht
                                              ------------------------
                                              Steven M. Helmbrecht
                                              Sr. Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX
Exhibit
Number          Description
-------     --------------------------------------------------------------------

4.12 Term Note dated December 30, 2005, and entered into by and among Itron, Inc. and Wells Fargo Bank, National Association.

4.13 Credit Agreement dated December 30, 2005, and entered into by and among Itron, Inc. and Wells Fargo Bank, National Association.